                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant [ ]
Check the appropriate box:
| | Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Electropharmacology, Inc.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

                 Board of Directors of Electropharmacology, Inc.
                 -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
        [X]  $125  per  Exchange  Act  Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
             14a-6(j)(2).
        [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
        [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
             and 0-11.
             (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
             (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
--------------------------------------------------------------------------------
             (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1) Amount previously paid:
--------------------------------------------
          (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
          (3) Filing party:
--------------------------------------------------------------------------------
          (4) Date filed:
--------------------------------------------------------------------------------

--------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                            ELECTROPHARMACOLOGY, INC.
                         2301 N.W. 33rd Court, Suite 102
                          Pompano Beach, Florida 33069


                                                                October 9, 1996



Dear Fellow Stockholders:

                  You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Friday, November 1, 1996 at 10:00 A.M. at Quality Suites, 1050 East Newport Center Drive, Deerfield Beach, Florida 33442.

                  The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

                  Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, North American Transfer Co., in writing, at 147 W. Merrick Road, Freeport, New York 11520.

                  Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                              Cordially,

                                              Joseph Mooibroek
                                              Chairman

                            ELECTROPHARMACOLOGY, INC.
                         2301 N.W. 33rd Court, Suite 102
                          Pompano Beach, Florida 33069
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 1, 1996
                              --------------------

To the Stockholders of ELECTROPHARMACOLOGY, INC.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electropharmacology, Inc. (the "Company") will be held on Friday, November 1, 1996, at 10:00 A.M. at Quality Suites, 1050 East Newport Center Drive, Deerfield Beach, Florida 33442, for the following purposes:

                  1. To elect six (6) directors to hold office until the Annual Meeting of Stockholders to be held in 1997 and until their respective successors have been duly elected and qualified;

                  2. To consider and vote on a proposal to approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 322,840 to 1,500,000;

                  3. To consider and vote on a proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000 and the number of authorized shares of Preferred Stock from 1,000,000 to 10,000,000; and

                  4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  Only stockholders of record at the close of business on October 1, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                       By Order of the Board of Directors,

                       Joseph Mooibroek
                       Chairman

October 9, 1996
---------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            ELECTROPHARMACOLOGY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 1, 1996


              This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electropharmacology, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on November 1, 1996 at 10 a.m. at Quality Suites, 1050 East Newport Center Drive, Deerfield Beach, Florida 33442, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about October 10, 1996.

                  The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

                  Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are:

                          2301 N.W. 33rd Court, Suite 102
                          Pompano Beach, Florida 33069
                          Telephone No.: (954) 975-9818
                          Fax No.: (954) 975-4021

                       OUTSTANDING STOCK AND VOTING RIGHTS

                  Only stockholders of record at the close of business on October 1, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 3,485,931 shares of Common Stock, $.01 par value (the "Common Stock"), and 421,950 shares of Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"). Each share of Common Stock and Series A Preferred Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting. Subject to certain exceptions and except as may be required by law, the holder of the Series A Preferred Stock votes together with the holders of Common Stock as a single class. See "Voting Procedures."

                                VOTING PROCEDURES

                  The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock voting as a single class present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock are present in person or represented by proxy at the Annual Meeting. Adoption of the amendment to the Company's Stock Option Plan requires an affirmative vote of a majority of the shares of Common Stock and Preferred Stock present in person or represented by proxy voting as a single class. Adoption of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock voting as separate classes. All other matters, if any, at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy voting as a single class, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company, its counsel or North American Transfer Co., the Company's transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

                  The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed.
Proxies may be revoked as noted above.


                              ELECTION OF DIRECTORS

                  At each Annual Meeting of Stockholders directors are elected for a one-year term. At this year's Annual Meeting of Stockholders, six directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 1997. The Board of Directors has nominated Messrs. Joseph Mooibroek, David Saloff, Bruce Benner, Larry Haimovitch, Murray Feldman and Steven Mayer to serve as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

                  At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons named above, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed above shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named above has indicated to the Board of Directors of the Company that he will be available to serve.

                  Following is information with respect to the Company's directors, director nominees and executive officers:

                  Joseph Mooibroek, age 54, has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since August 1996. From April 1994 to July 1996, Mr. Mooibroek served as founder, Chairman and Chief Executive Officer of Shiloah Medical Corporation, a company engaged in acquisition, advisory and consulting services in the medical industry. From February 1983 to April 1994, Mr. Mooibroek served as founder, Chairman and Chief Executive Officer of American Medical Electronics, Inc., an orthopaedic device company specializing in bone growth stimulation devices and implantable fixation products.

                  David Saloff, age 43, has been Vice Chairman and Executive Vice President of the Company since August 1996. Mr. Saloff served as Chairman of the Board, President and Chief Executive Officer since founding the Company in August 1990 until August 1996. From May 1991 to May 1992, Mr. Saloff served as Vice President of Marketing for Advanced Photonix Inc. ("Photonix"), a subsidiary of Xsirius Inc. engaged in the manufacture of fiber optics components. Mr. Saloff also served as a director of Photonix from May 1990 to February 1992.

                  Bruce Benner, age 36, has been a director of the Company since March 1994. Mr. Benner has been President of Benner & Associates, Inc., a company engaged in medical equipment sales, since 1983. Mr. Benner has also been President of the Electronic University, a non-profit organization, since 1991. Mr. Benner received a B.S. from Rollins College in 1982.

                  Larry Haimovitch, age 48, has been a director of the Company since September 1993. Since June 1991, Mr. Haimovitch has been President of Haimovitch Medical Technology Consultants. From July 1989 to December 1990, Mr. Haimovitch was a medical device analyst at Furman Selz, an investment banking firm. Mr. Haimovitch is a frequent moderator of Biomedical Business International Medical Device Conferences and a regular contributor to its newsletter. Mr. Haimovitch received a B.S. in 1967 from McGill

University in accounting and economics and an M.B.A. in finance and investments from New York University in 1969.

                  Murray Feldman, age 61, has been a director since September 1996. Since June 1982, Mr. Feldman has been President of Murray Financial Associates, Inc., a company primarily engaged in originating, selling and servicing residential mortgages. Mr. Feldman is the uncle of David Saloff.

                  Steven Mayer, age 36, has been a director since September 1996. Since June 1994, Mr. Mayer has been President and Managing Director of Aries Capital Group, a private investment firm. From April 1992 until June 1994, Mr. Mayer was an investment banker with Apollo Advisors, L.P. ("Apollo") and Lion Advisors, L.P. ("Lion"), affiliated private investment firms. While at Apollo and Lion, Mr. Mayer was responsible for equity and debt investments in a wide range of industries. Prior to that time, Mr. Mayer was a lawyer with Sullivan & Cromwell specializing in mergers, acquisitions, divestitures, leveraged buyouts and corporate finance. Mr. Mayer is a member of the Boards of Directors of Mednet, MPC Corporation, a prescription benefit management company, Dove Audio, Inc., a book and audio tape publisher and television producer and Chicago Pizza & Brewery, Inc, a restaurant ouwner and manager. Mr. Mayer is a graduate of Princeton University and Harvard Law School.


                  Donald F. Soldatis, age 29, has been Chief Financial Officer of the Company since September 1995. Prior to joining the Company, from July 1993 to October 1994, Mr. Soldatis was an analyst with Realty Consultants USA, Inc. From May 1991 to June 1993, Mr. Soldatis served as an analyst and controller for Broad Street Financial Company, specializing in venture capital investment banking services.

                  On September 20, 1996, Messrs. Thomas T. Lewis, Stanley Beck and Arthur Pilla resigned as directors of the Company. The Board elected Messrs. Mayer and Feldman as directors of the Company to replace two of the three directors who have resigned. Mr. Mayer is a nominee of Mr. Herrick, the holder of outstanding shares of Series A Preferred Stock. Mr. Herrick has the right to nominate an additional member to the Company's Board of Directors. Mr. Herrick has not yet exercised his right to designate an additional director. Mr.
Saloff has agreed to vote all of his shares of Common Stock for the persons nominated by Mr. Herrick. See "Voting Security Ownership of Certain Beneficial Owners and Management" and "Certain Transactions."

                  During the fiscal year ended December 31, 1995, the Board of Directors held three meetings. All of the meetings were attended by the incumbent directors of the Company, either in person or by telephone. In addition, the Board took other action by unanimous written consent in lieu of a meeting. The Company has no standing nominating, audit or compensation committees of the Board of Directors or committees performing similar functions.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company during each of three fiscal years ended December 31, 1995, to its then President and Chief Executive Officer, and the Chief Operating Officer (the "Named Executives"). No other officers received compensation in excess of $100,000 during the year ended December 31, 1995.

                           Summary Compensation Table

                                          Annual Compensation
                                          -------------------
                                                                        Other
                                                                       Annual
                                                                       Compen/
                                Year       Salary($)      Bonus($)    sation($)
                                ----       ---------      --------    ---------
David Saloff,                   1995       126,000          -0-          -0-
   President and Chief          1994       120,000          -0-          -0-
   Executive Officer(1)         1993       196,000 (3)      -0-          -0-

Walter Wasserman,               1995       117,000          -0-          -0-
   Chief Operating Officer(2)   1994        98,438          -0-          -0-
                                1993        25,312          -0-          -0-


(1) Effective August 5, 1996, Mr. Saloff resigned as Chairman, Chief Executive Officer and President of the Company. Mr. Saloff currently serves as Vice Chairman and Executive Vice President of the Company.
(2) Effective December 31, 1995, Mr. Wasserman resigned as Chief Operating Officer and director of the Company.
(3) Includes deferred compensation paid in 1993 for services provided by Mr. Saloff from May 1992 through December 31, 1992.

                  During the fiscal year ended December 31, 1995, the Company granted five year options to purchase 23,500 shares of Common Stock at exercise prices ranging from $5.25 to $8.25 to Mr. Soldatis. As of December 31, 1995, no Named Executive held any options and no stock options were exercised by the Named Executives during the fiscal year ended December 31, 1995.


Compensation of Directors

                  Two former non-employee directors each received options to purchase 5,000 shares of Common Stock at a price of $5.25 per share for attending Board meetings during the fiscal year ended December 31, 1995. For the fiscal year ending December 31, 1996, the Company anticipates that it will issue to each non-employee director shares of Common Stock with a market value of $1,500 on a quarterly basis as compensation for attending Board meetings.

Employment Agreements

                  The Company has entered into a five-year employment agreement with Joseph Mooibroek, which expires in August 2001 and provides for an annual base compensation of $275,000 (subject to a minimum 3% annual increase based on the Consumer Price Index) and such bonuses as the Board of Directors may from time to time determine (subject to an annual limit of up to 200% of Mr. Mooibroek's then current base compensation). Payment of up to 25% of such base compensation (plus interest at the prime rate) may be deferred until the first business day of the next fiscal year in the event that the Company's net income for its preceding fiscal year is less than 5% of its gross revenues or the Company's gross revenues in its preceding fiscal year were less than $5,000,000. The employment agreement also provides for benefits of the type provided to other executive officers of the Company, life insurance in an amount not less than $500,000, naming Mr. Mooibroek's wife as beneficiary, and an automobile allowance of $1,000 per month. Under certain circumstances, the base compensation and bonus may be paid in the form of shares of Common Stock of the Company.

                  The employment agreement provides for employment on a full-time basis and contains a provision that Mr. Mooibroek will not compete or engage in a business competitive with the current or anticipated business of the Company during the term of the employment agreement and for a period of one year after termination. Pursuant to the employment agreement, Mr. Mooibroek may be terminated for cause in the event (i) of a final conviction by a court of competent jurisdiction for any felony or crime involving fraud, dishonesty or misappropriation or (ii) the Company fails to achieve certain operating objectives and annual performance levels based on gross revenues and earnings. In the event Mr. Mooibroek's employment is terminated without cause (including as a result of a change of control), he will be entitled to receive a lump sum cash severance payment equal to 200% of the sum of (i) his highest annual base compensation during the three-year period prior to termination (or such shorter period during which the agreement is in effect) and (ii) the average annual bonus during the three-year period prior to termination. In the event there is more than a two-year term remaining under the employment agreement, and Mr. Mooibroek remains unemployed for two years after termination, he is entitled to receive his annual base compensation from such two-year anniversary of the termination date until the earlier of (i) the end of the term of the agreement or (ii) the date on which he becomes employed. In the event there is less than a one-year term remaining under the employment agreement, he is entitled to receive 50% of the severance amount otherwise provided in the agreement.

                  In connection with such employment agreement, the Company granted, subject to stockholder approval of Proposal I, options to Mr. Mooibroek to purchase an aggregate of 592,086 shares of the Company's Common Stock (10% of the Company's outstanding Common Stock on a fully diluted basis less the number of shares underlying warrants held by Mr. Herrick) at an exercise price of $5.50 per share (the average sales price of the Common Stock for the 20 days prior to the date of grant). Such options are immediately exercisable as to 20% of the shares covered thereby and an additional 20% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the option agreement; provided that all of the shares vest immediately under certain circumstances including in the event the Company terminates Mr. Mooibroek's employment without cause. In addition, the Company has agreed to grant to Mr. Mooibroek additional options equal to 10% of the number of warrants which may be exercised by Mr. Herrick . The exercise price of such options will be the average sales price of the Common Stock for the 20 days prior to the date of any such grant. As part of Mr. Mooibroek's compensation, the Company will pay Mr. Mooibroek an aggregate of $200,000 as a reimbursement for relocation and related expenses.

                  The Company has entered into a five-year employment agreement with David Saloff, which expires in December 2001 and provides for an annual base salary of $120,000 and such bonuses as the Board of Directors may from time to time determine. The employment agreement provides for benefits of the type provided to other executive officers of the Company, life insurance and an automobile allowance of $1000 per month. The employment agreement provides for employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with the current or anticipated business of the Company during the term of the employment agreement and for a period of one year after termination. In the event that the executive's employment is terminated without cause, the executive will be entitled to receive severance pay equal to the sum of (i) the executive's annual base compensation and (ii) any accrued annual bonus. In the event there is more than a one-year term remaining under the employment agreement, and the executive remains unemployed for one year after termination, the executive is entitled to receive his annual base compensation from such one-year anniversary of the termination date until the earlier of (i) the end of the term of the agreement or (ii) the date on which the executive becomes employed.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of October 1, 1996, based on information obtained from the persons named below with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company and (iii) all of the Company's current officers and directors as a group. The address for each person is c/o the Company, 2301 NW 33rd Court, Suite 102, Pompano Beach, Florida 33069.


                                                              Amount and Nature          Percentage of
                                                                      of                  Outstanding
Name of Beneficial Owner                                   Beneficial Ownership(1)        Shares Owned
------------------------                                   -----------------------        ------------
Joseph Mooibroek...............................                    --  (2)                       *

David Saloff...................................                 839,712(3)                     24.1%

Larry Haimovitch...............................                   9,847(4)                       *

Bruce Benner...................................                  28,018(5)                       *

Steven Mayer...................................                         --                       *

Murray Feldman.................................               1,099,170(6)                      28.2

Norton Herrick.................................               2,143,900(7)                      41.2

All officers and directors as a group (seven persons)         1,520,726(8)                      37.7%

*   Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from October 1, 1996 statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from October 1, 1996 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Does not include options to purchase 592,086 shares, the grant of which is subject to approval of Proposal I.
(3) Includes 580,513 shares of Common Stock over which Mr. Saloff has sole voting power pursuant to a proxy granted to Mr. Saloff by Mr. Feldman. Does not include options to purchase 100,000 shares, the grant of which is subject to approval of Proposal I. See "Certain Transactions."
(4) Represents shares issuable upon exercise of options. Does not include 8,878 shares issuable upon the exercise of options.
(5)  Includes 3,228 shares issuable upon exercise of options.
(6) Includes (i) 415,607 shares issuable upon the exercise of warrants and (ii) 580,513 shares subject to a proxy granted to Mr. Saloff. See "Certain Transactions."
(7) Consists of (i) 421,950 shares of Common Stock, (ii) 421,950 shares of Common Stock issuable upon conversion of Series A Preferred Stock and (iii) 1,300,000 shares of Common Stock issuable upon the exercise of warrants. See "Certain Transactions."
(8) Includes an aggregate of 137,367 shares issuable upon the exercise of options.

                              CERTAIN TRANSACTIONS

         In March and May 1995, the Company borrowed an aggregate of $400,000 from David Saloff, Vice Chairman and Executive Vice President of the Company. Such indebtedness was repaid in May 1995. At December 31, 1995, $75,000 and $45,000, respectively, of indebtedness was outstanding to Phyllis Saloff, David Saloff's mother, and Lawrence Schlesinger, a former director of the Company. This indebtedness was repaid in January 1996.

         In November 1995, the Company issued to Mr. Norton Herrick (i) 421,950 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") and (ii) warrants to purchase an aggregate of 1,721,950 shares of Common Stock in consideration of $2,000,000. Each share of Series A Preferred Stock is convertible, at the option of the holder, into one share of Common Stock (subject to adjustment in certain circumstances) at any time until November 13, 2000, at which time outstanding shares of Series A Preferred Stock automatically convert into Common Stock. The Series A Preferred Stock is entitled to receive non-cumulative cash dividends, when, as and if declared by the Board of Directors of the Company and has a liquidation preference of $4.74 per share. The warrants consisted of warrants to purchase: (i) 421,950 shares of Common Stock at an exercise price of $.01 per share; (ii) 800,000 shares of Common Stock at an exercise price of $6.00 per share; (iii) 250,000 shares of Common Stock at an exercise price of $7.50 per share; and (iv) 250,000 shares of Common Stock at an exercise price of $9.00 per share. The Warrants are exercisable at any time until November 13, 2005. In May 1996, Mr. Herrick exercised warrants to purchase 421,950 shares of Common Stock for an aggregate consideration of $4,219.50.

         In connection with Mr. Herrick's investment, the Company filed a registration statement registering the shares of Common Stock issuable upon conversion of the Series A Preferred Stock or upon exercise of the warrants under the Securities Act of 1933, as amended. Mr. Herrick is entitled to sell
(i) up to one-third of his securities beginning on May 13, 1996, (ii) up to two-thirds of his securities beginning on November 13, 1996 and (iii) the balance commencing February 13, 1997. The Company also granted Mr. Herrick the right to require the Company to increase the number of directors to nine persons and to nominate two individuals for election as directors. Mr. Herrick has nominated Mr. Mayer for election as a director at this year's Annual Meeting. Mr. David Saloff, Vice Chairman and Executive Vice President of the Company, has agreed to vote all of his shares of Common Stock for the persons nominated by Mr. Herrick and to take all other actions necessary in his capacity as a stockholder to cause the election to the Board of Directors of the persons nominated by Mr. Herrick. In addition, the Company granted Mr. Herrick a right of first refusal with respect to any sale by the Company of Common Stock, options, warrants or other securities convertible into Common Stock.

         In November 1995, Murray Feldman, the uncle of Mr. Saloff, converted an aggregate of $1,000,000 principal amount of promissory notes into 195,945 shares of Common Stock. In consideration of such conversion, the Company granted to Mr. Feldman five-year warrants to purchase 300,000 shares of Common Stock at a price of $6.25 per share, subject to adjustment in certain circumstances. Subject to certain limitations and exclusions, the Company agreed to include the shares underlying the warrants in appropriate registration statements filed by the Company.

         In December 1995, the Company repurchased 10,493 shares of Common Stock for $60,000 in connection with the resignation of Mr. Wasserman as the Company's Chief Operating Officer.

         The Company believes that the foregoing transactions were on terms no less favorable to the Company than could have been obtained from unaffiliated third-parties.

                                   PROPOSAL I

                   AMENDMENT OF STOCK OPTION PLAN TO INCREASE
              THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
                            FROM 322,840 TO 1,500,000


                  At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan from 322,840 to 1,500,000. The Board of Directors has also authorized certain amendments to the Plan to provide for its administration as discussed below. A copy of the Plan, as amended, is attached hereto as Exhibit A.

                  The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority should be expanded to increase the number of options which may be granted under the Plan. The Board believes that such authority will provide the Company with significant means to attract and retain talented personnel and maintain current key employees.

Summary of the Plan

                  The Company has adopted the Plan pursuant to which 322,840 shares of Common Stock are currently reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) nonqualified options. ISOs may be granted under the Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

                  The Plan is intended to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, and is currently administered by the Board of Directors. The Board, within the limitations of the Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, and the time, manner and form of payment upon exercise of an option. Unless sooner terminated, the Plan will expire at the close of business on April 30, 2003.

                  ISOs granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). Non-qualified options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the Plan will expire not more than ten years from the date of grant (five years in the case of persons holding 10% or more of the voting stock of the Company). Unless otherwise provided by the Board in connection with individual option grants, all options granted under the Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In the event of death or disability, options may be exercised during a twelve month period following such event or such shorter period as the Board may provide. In the event of retirement of an optionholder who is an officer, director or employee of the Company or the cessation of services provided by an optionholder who is a non-employee, an option may be exercised within three months of the date of termination. In the event that an optionholder is terminated other than pursuant to death, disability or retirement, all options must be exercised by the date of termination, unless otherwise provided by the Board.

                  The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grant.

                  Within authority granted to it under the Plan, the Board has authorized certain amendments to the Plan. Among other things, such amendments provide that the maximum number of options that may be granted to any optionee under the Plan shall not exceed one million over a period of three consecutive calendar years. Such requirement is intended to meet the exception from Section 162(m) of the Code for performance-based compensation. The amendments also provide for the payment for stock issuable upon the exercise of options in cash, securities or other legal consideration as the Board may deem appropriate, the immediate vesting of options in the event of a change of control of the Company (including through a merger or sale of assets) and for certain tax withholding obligations of optionees.

                  To date, an aggregate of 174,774 options (net of forfeitures) have been granted under the Plan. During the fiscal year ended December 31, 1995, the Company granted five-year options to purchase an aggregate of 55,000 shares under the Plan. Of such options, options to purchase 23,500 shares were granted to Mr. Donald F. Soldatis, Chief Financial Officer of the Company, at exercise prices ranging from $5.25 to $8.25. In August 1996, the Company granted, subject to stockholder approval of Proposal I, options to purchase 592,086 and 100,000 shares of Common Stock, respectively, to Messrs. Mooibroek and Saloff at exercise prices of $5.50 per share.

Certain Federal Income Tax Consequences of the Plan

                  The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

                  1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

                  If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

                  Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

                  2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

                  The approval of Proposal I to amend the Plan requires the approval of a majority of the votes cast by all of the holders of the Common Stock and Preferred Stock voting as a single class.

                   The Board believes that the proposed amendment to the Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the amendment to the Plan is in the best interest of the Company and unanimously recommends a vote "FOR" its approval.

                                   PROPOSAL II

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO INCREASE THE NUMBER OF SHARES OF
                   COMMON STOCK FROM 10,000,000 TO 30,000,000
                   AND THE NUMBER OF SHARES OF PREFERRED STOCK
                          FROM 1,000,000 TO 10,000,000


         The Board has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment (the "Proposed Amendment") to the Certificate of Incorporation to provide for an increase in the authorized number of shares of Common Stock from 10,000,000 to 30,000,000 and the number of shares of Preferred Stock from 1,000,000 to 10,000,000. The text of the Proposed Amendment is attached hereto as Exhibit B.

         Common Stock

         The Company currently has authorized 10,000,000 shares of Common Stock, of which 3,485,931 shares are issued and outstanding. In addition, 3,335,547 shares of Common Stock are reserved for issuance upon exercise of outstanding warrants, options granted under the Plan and options currently available for future grant under the Plan, leaving the Company 3,178,522 shares of Common Stock available for future issuance. The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of a majority of the shares of Common Stock and Series A Preferred Stock voting as a single class may elect all of the directors. Subject to the prior rights of holders of Preferred Stock, if any, the holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company's affairs, the holders of Common Stock are entitled to share ratably in the assets of the Company, if any, legally available for distribution to them after payment of debts and liabilities and after provision has been made for each class of stock having preference over the Common Stock. Holders of shares of Common Stock have no preemptive, subscription or redemption rights.

         Preferred Stock

         The Company currently has authorized 1,000,000 shares of Preferred Stock, of which 421,950 shares have been designated Series A Preferred Stock and are issued and outstanding and held of record by Mr. Herrick. Each share of Series A Preferred Stock is convertible, at the option of the holder, into one share of Common Stock (subject to adjustment in certain circumstances) at any time until November 13, 2000, at which time outstanding shares of Series A Preferred Stock automatically convert into Common Stock. Shares of Series A Preferred Stock have votes equal to those of the Common Stock into which they are convertible and, subject to certain exceptions and except as required by law, vote together with the Common Stock as a single class. The holder of the Series A Preferred Stock is entitled to vote on certain matters, including the incurrence of secured indebtedness by the Company, changes in the number and terms of the directors of the Company and the issuance of cash dividends and redemptions or repurchases of securities by the Company. The Series A Preferred Stock is entitled to receive non-cumulative cash dividends when, as and if declared by the Board of Directors of the Company and has a liquidation preference of $4.74 per share. The balance of the currently authorized and unissued shares of Preferred Stock may be issued by the Company with such designations, rights and preferences as may be determined by the Board of Directors from time to time without stockholder approval.

         The Board believes the increase in the authorized number of shares of Common Stock and Preferred Stock is in the best interests of the Company and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or properties and implementation of employee benefit plans. In particular, the Board of Directors considers this the Proposed Amendment advisable in order to provide greater flexibility for future capital requirements. The development of the Company to date has been financed to a considerable extent through the issuance of its Common Stock, Preferred Stock or other securities convertible into Common Stock. The Board believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock, Preferred Stock or convertible securities if circumstances warrant such issuances. Approval by the stockholders of the Proposed Amendment will avoid the expensive procedure of calling and holding a special meeting for that purpose at a later date.

         The Company is actively seeking sources of additional financing and from time to time evaluates potential acquisition opportunities and, while the Company currently has no agreements that will or could result in the issuance of any shares of Common Stock or Preferred Stock for such or any other purposes, the Company anticipates that it will issue Common Stock, Preferred Stock or other convertible securities in connection with future financing and/or acquisition transactions. Such additional shares could be used to dilute the stock ownership of or otherwise create voting impediments to persons seeking to obtain control of the Company.

         The additional shares of Common Stock and Preferred Stock that would be available for issuance if the Proposed Amendment is approved, could be issued for any corporate purpose by the Board at any time without further stockholder approval. Further authorization from the Company's stockholders will not be solicited prior to the issuance of Common Stock or Preferred Stock. Any newly authorized shares of Preferred Stock may be issued by the Company with such designation rights and preferences as may be determined by the Board of Directors. The voting and equity ownership rights of the Company's stockholders may be diluted by any such issuances. Stockholders will not have preemptive rights to subscribe for shares of Common Stock or Preferred Stock, unless the Company grants such rights at the time of issue.

         The Board is required to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the Company and its stockholders. Although the Board has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock that could, depending on the circumstances, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. When in the judgment of the Board such use would be in the best interest of the Company and its stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board in opposing such action. The issuance of new shares of Common Stock or Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the Company and its stockholders. Any such issuance could also have the effect of diluting the earnings per share, book value per share and/or voting power of the Common Stock or Preferred Stock.

         The approval of Proposal II to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock and Preferred Stock requires the approval of a majority of the votes entitled to be cast by all of the holders of the Common Stock and Preferred Stock voting as separate classes.

         The Board believes that the amendment to the Certificate of Incorporation is in the best interests of the Company and unanimously recommends a vote "FOR" its approval.



                              INDEPENDENT AUDITORS

                  BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1995. It is currently anticipated that BDO Seidman, LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending December 31, 1996. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

                  Stockholders who wish to present proposals appropriate for consideration at the Company's 1996 Annual Meeting of Stockholders which is expected to be held in May 1997 must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than January 30, 1997 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.


                                OTHER INFORMATION

                  Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

                  A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1995 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 1, 1996. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO :

                            ELECTROPHARMACOLOGY, INC.
                         2301 N.W. 33rd Court, Suite 102
                          Pompano Beach, Florida 33069
                           ATTENTION: Joseph Mooibroek

           The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                                    By order of the Board
                                                    of Directors,


                                                    Joseph Mooibroek
                                                    Chairman


October 9, 1996

                                                                      EXHIBIT A

                            ELECTROPHARMACOLOGY, INC.
                             1993 STOCK OPTION PLAN
                                  (AS AMENDED)


                  1. Purpose. The purpose of the Electropharmacology, Inc. 1993 Stock Option Plan (the "Plan"), is to provide an incentive to officers, directors, employees and consultants of Electropharmacology, Inc. (the "Company") and to other persons providing significant services to the Company to remain in the employ of the Company or provide services to the Company and contribute to its success.

                  As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code. Although the Company has no Subsidiaries as of the date of Board approval of this Plan, references to Subsidiaries herein shall apply to any Subsidiaries which the Company may acquire in the future.


                  2. Administration. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"), which may from time to time delegate all or any part of its authority under the Plan to a committee (the "Plan Committee") of two or more non-employee Directors (as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 ) who also qualify as "outside directors" for purposes of Section 162(m) of the Code. A majority of the Board or Plan Committee shall constitute a quorum, and the action of the members of the Board or Plan Committee present at any meeting at which the quorum is present, or acts unanimously approved in writing, shall be the acts of the Board or Plan Committee.

                           (b) The interpretation and construction by the Board
of any provisions of the Plan or of any agreement, notification or document evidencing the grant of Options and any determination by the Board pursuant to any provision of the Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.


                           (c) Subject to the provision of the Plan, the Board
shall have the sole authority to determine:

                                    (1) The persons to whom options to purchase
         Stock (as defined herein) shall be granted;

                                    (2) The number of options to be granted to
         each person and the number of shares of Stock to which each option pertains,subject to the limitations set forth in section 4 of the Plan;

                                    (3) The price to be paid for the Stock upon
         the exercise of each option, which shall be equal to or grater than the market value per share of Stock on the date the option is granted;

                                    (4) The period within which each option
         shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

                                    (5) The terms and conditions of each stock
         option agreement entered into between the Company and persons to whom the Company has granted an option and of any amendments thereto (provided that the optionee consents to each such amendment).


                  3. Eligibility. Officers, directors, employees and consultants of the Company and persons providing significant services to the Company shall be eligible to receive grants of options under the Plan.


                  4. Stock Subject to Plan. (a) There shall be reserved for issue upon the exercise of options granted under the Plan 1,500,000 shares of Common Stock of the company ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 10 hereof, shall be substituted therefor. Such shares may be shares of original issuance or treasury shares or a combination thereof.


                           (b) Upon the full or partial payment of any option
price by the transfer to the Company of shares of Stock or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under the Plan by the transfer or relinquishment of shares of Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Stock actually issued or transferred by the Company.


                           (c) Upon payment in cash of the benefit provided by
any award granted under the Plan, any shares of Stock that were covered by that option shall again be available for issuance or transfer hereunder.

                           (d) Notwithstanding any other provision of the Plan
to the contrary, no optionee shall be granted options for more than 1,000,000 shares of Stock during any period of three consecutive calendar years, subject to adjustment as provided in Section 10 of the Plan.

                  5. Terms of Options.


                           (a) Incentive Stock Options. It is intended that
options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Board may deem appropriate in each case.

                                    (1) Option Price. The price to be paid for
         each share of Stock upon the exercise of each incentive stock option shall be determined by the Board at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Board authorizes the grant of an option hereunder or any later date specified by the Board. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of Stock sold on the New York or American Stock Exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) date the option is granted, the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Board to be fair market value, based upon such evidence as it may deem necessary or desirable.

                                    (2) Period of Option and Exercise. The
         period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or Subsidiaries.

                                    (3) Payment for Stock. (A) Each grant of an
         incentive stock option shall specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted shares of Stock, which are already owned by the optionee and have a value at the time of exercise that is equal to the option price, (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5(a)(3)(B) below, on such basis as the Board may determine in accordance with the Plan and (iv) any combination of the foregoing.

                                    (B) Any grant may provide that payment of
         the option price may also be made in whole or in part in the form of other shares of stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board whenever any option price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(a)(3)(B), the shares received by the optionee upon the exercise of the option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the optionee as applied to the forfeitable or restricted shares surrendered by the optionee.

                                    (C) Any grant may provide for deferred
         payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares to which the exercise relates.

                           (b) Nonqualified Stock Options. Nonqualified stock
options may be granted not only to employees but also to directors or consultants who are not employees of the Company and to persons who provide substantial services to the Company.

Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Board may deem appropriate in each case.

                                     (1) Option Price. The price to be paid for
         each share of Stock upon the exercise of an option shall be determined by the Board at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Board authorizes the grant of an option hereunder or any later date specified by the Board. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Board, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

                                     (2) Period of Option and Exercise. The
         period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                                     (3) Payment for Stock. (A) Each grant of a
         Nonqualified Stock Option shall specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted shares of Stock, which are already owned by the optionee and have a value at the time of exercise that is equal to the option price, (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5(b)(3)(B) below, on such basis as the Board may determine in accordance with the Plan and (iv) any combination of the foregoing.

                                     (B) Any grant may provide that payment of
         the option price may also be made in whole or in part in the form of other shares of stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board whenever any option price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(b)(3)(B), the shares received by the optionee upon the exercise of the option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the optionee as applied to the forfeitable or restricted shares surrendered by the optionee.


                                     (C) Any grant may provide for deferred
         payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares to which the exercise relates.

                  6. Nontransferability. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him and after his death, by this personal representative or by the person entitled thereto under his will or the laws of intestate succession. Notwithstanding the foregoing, the Board, in its sole discretion, may provide for transferability of particular option under the Plan.

                  7. Termination of Employment or Other Relationship. Upon termination of the optionee's employment or other relationship with the Company, his rights to exercise options then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):


                           (a) Death or Disability. Upon the death of an
optionee, any option which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve (12) months) as the Board shall prescribe in his option agreement, by the employee's representative or by the person entitled thereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any option which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Board shall prescribe in his option agreement.

                           (b) Retirement. Upon the retirement of an officer,
director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Board), an option may be exercised (to the extent exercisable at the date of such termination or cessation) by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Board shall prescribe in his option agreement.

                           (c) Other Termination. In the event an officer,
director or employee ceases to serve as an officer or director or leaves the employ of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option which he holds shall terminate at the date his employment terminates or he ceases providing services to the Company unless otherwise specified by the Board in the option agreement.

                           (d) Board Discretion. The Board may in its sole
discretion accelerate the exercisability of any or all options upon termination of employment or cessation of services.

                  8. Change of Control of the Company. If there is a change in control of the Company, an option granted under the Plan will, in the sole discretion of the Board, become immediately exercisable in full. For purposes of the Plan, "Change of Control" shall mean the occurrence of any of the following events:


                           (a) The Company shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation;

                           (b) The Company shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 50% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such sale or transfer;

                           (c) A person, within the meaning of Sections 3(a)(9),
         Section 13(d)(3) or 14(d)(2) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934) (other than Joseph Mooibroek, Norton Herrick and David Saloff and their respective affiliates) of 35% or more of the outstanding voting securities of the Company (whether directly or indirectly); or

                           (d) During any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of the Company who are Directors of the Company on the date of the beginning of any such period.

                  9. Transfer to Related Corporation. In the event an employee leaves the employ of the Company to become an employee of a Subsidiary or any employee leaves the employ of a Subsidiary to become an employee of the Company or another Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.


                  10. Adjustment of Shares. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Board), an appropriate adjustment shall be made by the Board in the number and kind of shares reserved under the Plan, in the number and kind of shares set forth in
Section 4 hereof, and in the number and kind of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares. The determination of the Board as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Board. The Board shall give prompt notice to all optionees of any adjustment pursuant to this Section.

                  11. Securities Law Requirements. The Board may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

                  12. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an optionee or other person under the Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that an optionee or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit. The Company and any optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholder is not required.

                  13. Amendment. The Board may amend the Plan at any time, except that without shareholder approval:

                           (a) The number of shares of Stock which may be
reserved for issuance under the Plan shall not be increased except as provided in Section 10 hereof;

                           (b) The option price per share of Stock subject to
incentive options may not be fixed at less than 100% of the fair market value of a share of Stock on the date the option is granted;

                           (c) The maximum period of ten (10) years during which
the options may be exercised may not be extended:

                           (d) The class of persons eligible to receive options
under the Plan as set forth in Section 3 shall not be changed; and

                           (e) This Section 13 may not be amended in a manner
that limits or reduces the amendments which require shareholder approval.

                  14. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to shareholder approval of the Plan. If any options are so granted and shareholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board of Directors,such options shall terminate retroactively as of the date they were granted.


                  15. Termination. The Plan shall terminate automatically as of the close of business on the date preceding the 10th anniversary date of its initial adoption by the Board of Directors or earlier by resolution of the Board of Directors or upon consummation of the disposition of capital stock or assets of the Company, as described in Sections 8 hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

                                                                      EXHIBIT B

                            FORM OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                        TO INCREASE THE AUTHORIZED SHARES
                              OF COMMON STOCK FROM
                       10,000,000 TO 30,000,000 SHARES AND
               PREFERRED STOCK FROM 1,000,000 TO 10,000,000 SHARES


                  The first paragraph of Section 4 of the Certificate of Incorporation, which refers to the authorized shares of the corporation, is hereby amended to read as follows:

                  "FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is Forty Million (40,000,000) shares, of which Thirty Million (30,000,000) shares shall be Common Stock, par value $.01 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $.01 per share."

                            APPENDIX 1 -- PROXY CARD


                           ELECTROPHARMACOLOGY, INC.
                         2301 N.W. 33rd Court, Suite 102
                          Pompano Beach, Florida 33069

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 1, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Joseph Mooibroek and Donald Soldatis and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Electropharmacology, Inc. on Friday, November 1, 1996, at 10:00 A.M. at Quality Suites, 1050 East Newport Center Drive, Deerfield Beach, Florida 33442 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:


1. ELECTION OF DIRECTORS:
   [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
   (except as marked to the contrary below)     to vote for all nominees below

Bruce Benner, Murray Feldman, Larry Haimovitch, Steven Mayer, Joseph Mooibroek, David Saloff

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below).

-------------------------------------------------------------------------------
                     (Continued and to be signed on reverse side)

   2. AMENDMENT TO THE STOCK OPTION PLAN OF THE COMPANY TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE FROM 322,840 TO 1,500,000 SHARES.

                FOR               AGAINST                   ABSTAIN
                [ ]                 [ ]                        [ ]

   3. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 30,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 10,000,000.

                FOR               AGAINST                   ABSTAIN
                [ ]                 [ ]                        [ ]

   4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

       THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

                    DATED: _______________________________, 1996

                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.
                    When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    --------------------------------------------
                                      Signature

                     --------------------------------------------
                                  Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.